1993 NON-QUALIFIED STOCK OPTION PLAN


         1. PURPOSE. The purpose of this 1993 Non-Qualified Stock Plan ("Plan") is to advance the interests of Mid Atlantic Medical Services, Inc. ("MAMSI") and its subsidiaries (collectively referred to as "Company") by encouraging and providing for the acquisition of an equity interest in the Company by key employees through the grant of stock options to purchase Common Stock of MAMSI. Such Plan will enable the Company to retain the services of key employees upon whose judgment, interest, and special effort the successful conduct of its operations is largely dependent and to compete effectively with other enterprises for the services of key employees as may be needed for the continued improvement of the business.

         2.  STOCK  SUBJECT  TO  PLAN.  The  stock  to  be  subject  to  options
("Options") under the Plan shall be shares of Mid Atlantic Medical Services, Inc. Common Stock, par value of $.01 per share ("Common Stock"), either authorized and unissued or treasury shares. The aggregate number of shares of Common Stock for which Options may be granted under the Plan shall not exceed 650,000 shares, subject to adjustment in accordance with the provisions of
Section 7 hereof. The shares subject to the unexercised portion of any terminated or expired Options under the Plan may again be available for new grants of Options under the Plan.

         3. ADMINISTRATION. The Plan shall be administered by the Committee referred to in Section 4. Subject to the express provisions of the Plan, the Committee shall have complete authority, in its discretion, to determine those key employees to whom Options shall be granted. In making such determinations, the Committee may take into account the nature of the services rendered by the respective key employees, their present and potential contributions to the success of the Company, and such other factors as the Committee, in its discretion, shall deem relevant. Subject to the express provisions of the Plan, the Committee shall also have complete authority to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective Option agreements (which need not be identical), to determine whether the shares delivered upon exercise of Options will be treasury shares or will be authorized but previously unissued shares and to make all other determinations necessary or advisable for the administration of the Plan; provided, however, that no action of the Committee will be effective if it contravenes or amends this Plan in any respect. The Committee's determinations on the matters referred to in this paragraph shall be conclusive.

         4. COMMITTEE. The Committee shall consist of at least three members of the Board of MAMSI. No member of the Committee shall be or, during the one year prior to service as a member, have been granted or awarded equity securities pursuant to the Plan or any other plan of the Company, except as permitted by Rule 16b-3(c) (2) (i). The Committee shall be appointed, from time to time, by the Board of Directors, which may, from time to time, appoint members of the Committee in substitution for members previously appointed and may fill vacancies, however caused, in the Committee. A majority of the Committee's members shall constitute a quorum. All determinations of the Committee shall


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be made by a majority vote of its members. Any decision or determination reduced to writing and signed by all of the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. The Committee shall also have express authorization to hold Committee Meetings by conference, telephone, or similar communication equipment by means of which all persons participating in the meeting can hear each other. The Committee may, in its sole discretion, delegate all or any portion of its authority, with respect to Options to be granted to eligible employees who are not officers or directors of MAMSI, to the President of MAMSI, or any member of the Committee, as it deems appropriate, provided that the Committee shall regularly review all actions taken pursuant to such delegation of authority.

         5. ELIGIBILITY. Options may be granted to such key employees of the Company as the Committee shall select from time to time. No director who is not an employee of the Company shall be eligible to receive Options under the Plan. An individual may hold more than one Option.

         6. GRANT TERMS AND CONDITIONS OF OPTIONS. Options may be granted at any time after the effective date of the Plan and from time to time prior to the termination of the Plan. Except as hereinafter provided, Options granted pursuant to the Plan shall be subject to the following terms and conditions:

                  a. Price. The purchase price of the shares of stock covered by all Options granted pursuant to this Plan shall be no less than the Fair Market Value of the Common Stock of MAMSI as of the date of grant of the Option as determined by the Committee. In the event a public market for the Common Stock exists, Fair Market Value shall mean the most recent closing price quotation, or, if none, the average of the bid and asked prices, as reported with respect to Common Stock on the most recent available date, on any national stock exchange on which the Common Stock is then listed, or if not so listed, on the NASDAQ National Market System, or other consolidated reporting system reporting trades of the Common Stock. If the Common Stock is not so listed, Fair Market Value shall mean the average of the bid and the asked prices as quoted by all market makers in the Common Stock. In the event that a market for the Company's Common Stock does not exist, the Committee may determine, in any case or cases, that Fair Market Value shall be determined on the basis of the opinion of one or more independent and reputable appraisers qualified to value companies in the Company's line of business.

                  b. Payment Upon Exercise. Upon exercise of an Option, the Option Price shall be payable to the Company in cash, in shares of Common Stock valued at the Fair Market Value thereof on the date of payment, or in a combination of cash and shares of Common Stock. However, any stock used for payment must have been held by the Option holder for at least six months.

                  c. Duration and Exercise of Options. The Committee may grant Options for such term as it determines, provided that the term of any Options shall not exceed 5

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years after the date of the grant.  Each  Option  shall be  exercisable  in such installments and at such times as designated by the Committee. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Option expires. Except as hereafter provided, all Options granted pursuant to the Plan shall be nontransferable, except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act, or the rules thereunder.

                  d. Exercise after Termination of Employment. Subject to the condition that no Option granted under this Plan shall be exercisable after expiration of 5 years from the date of the grant, or such shorter period as provided in any Option agreement with an optionee, the optionee shall have the following rights upon death, disability or other termination of employment:

     (1) Death. If the optionee's employment is terminated by death, his estate or the person who acquired the right to exercise such Option by bequest or inheritance from the optionee shall be entitled, for a period of one year following the date of his death, to exercise the Option with respect to all or any part of the shares subject thereto, whether or not the Option had become exercisable at the time of death.

     (2) Disability. If the optionee's employment terminates because of disability within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended, the optionee shall have the right for a period of one year following the date of such termination to exercise the Option with respect to all or any part of the shares subject thereto, whether or not the Option had become exercisable at the time of his disability or termination.

     (3) Other Reasons. If the optionee's employment is terminated for any reason other than death or disability, as provided above, the optionee holding an Option under the Plan shall have the right for a period of three months following such termination to exercise any Option with respect to all or any part of the shares subject thereto, to the extent the Option had become exercisable at the time of such termination.

                  e. Other Terms and Conditions. The Committee may provide for such other terms and conditions which shall not be inconsistent with any of the terms herein with respect to any Option grant as it shall deem appropriate. Any award under the Plan shall be evidenced by an agreement, which, subject to the provisions of the Plan, may contain such terms and conditions as may be approved by the Committee, and shall be executed by an officer on behalf of the Company and by the recipient of the award. The Committee may use a stock option agreement substantially in the form attached to this Plan or any other form approved by the Committee.



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                  f.  Restriction  on  Resale.   To  the  extent  the  Committee
determines that any restrictions on a resale of the shares issued upon exercise of an Option is required under any rule promulgated by the Securities and Exchange Commission, the Committee may include in any stock option agreement a provision requiring that the stock issued on exercise of the Option granted under such agreement cannot be resold for a specified period of time after the date of exercise.

                  g. Effect of Expiration, Termination or Surrender of Options. If an Option shall expire or terminate unexercised as to any shares of Common Stock covered thereby, such shares of Common Stock shall not be deducted from the number available under Section 2 hereof.

         7. ADJUSTMENT OF AND CHANGES IN STOCK. In the event that the shares of Common Stock, as presently constituted, shall be changed into or exchanged for a different number or kind of shares of stock of MAMSI or of another employer corporation (whether by reason of corporate merger, consolidation, acquisition of property or stock separation, reorganization or liquidation) or if the number of such shares of Common Stock shall be changed through payment of a stock dividend, stock split, or otherwise, then there shall be substituted for or added to each share of stock theretofore appropriated or thereafter subject or which may become subject to an Option under this Plan, the number and kind of such shares of stock into which each outstanding share of Common Stock shall be so changed, or for which each such shares shall be exchanged, or to which such shares shall be entitled, as the case may be. Outstanding Options shall also be appropriately amended as to price and other terms as may be necessary to reflect the foregoing events.

         8. CHANGES IN CONTROL. Upon dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation in which the Company is not the surviving corporation, or upon the sale of substantially all of the property of the Company to another corporation, the Plan and the Options issued thereunder shall terminate, unless provisions are made in connection with such transaction for the assumption of Options theretofore granted, or for the substitution for such Options of new options of the successor employer corporation or a parent or subsidiary thereof, with appropriate adjustment as to the number and kinds of shares and the per share exercise prices. In the event of such termination, all outstanding Options shall be exercisable in full for at least 30 days prior to the termination date whether or not exercisable during such period. This acceleration for vesting will also occur if at least 50% or more of the voting stock of the Company is sold either through a tender offer or otherwise to a party or an affiliated group of parties. For purposes of this
Section 8, Company refers to MAMSI, MD-Individual Practice Association, Inc., Optimum Choice, Inc., and/or Physicians Health Plan of Maryland, Inc., jointly and/or separately.

         9. AMENDMENT, MODIFICATION, AND TERMINATION OF THE PLAN. The Committee, without further approval of the stockholders, but with the approval of the Board of Directors, may at any time terminate this Plan or any part thereof and may from time to time amend this Plan as it may deem advisable. The termination or amendment of

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the Plan shall not, without the consent of the employee,  affect such employee's rights under an award previously granted.

         10. TERM OF THE PLAN. The Plan shall become effective on May 1, 1993. The Plan shall terminate 5 years after its effective date, or on such earlier date as may be determined by the Board of Directors. Termination of the Plan, however, shall not affect the right of the optionees under Options previously granted to them, and all unexpired Options shall continue in force and operation after termination of the Plan except as they may lapse or be terminated by their own terms and conditions.

         11.      MISCELLANEOUS PROVISIONS.

     a. Right to Awards. No employee or other person shall have any claim or right to be granted any award under the Plan.

     b. Rights as Stockholders. An optionee shall have no rights as a holder of Common Stock by reason of Options granted under the Plan, unless and until certificates for shares of Common Stock are issued to the optionee.

     c. No Assurance of Employment. Neither the Plan nor any action taken thereunder shall be construed as giving any employee any right to be retained in the employ of the Company or any subsidiary.

     d. Costs and Expenses. All costs and expenses incurred in administering the Plan shall be borne by the Company.

     e. Unfunded Plan. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund nor to make any other segregation of assets to assure the payment of any award under the Plan.

     f. Withholding Taxes. Each optionee shall arrange with the Company a means of paying any federal, state, local or foreign withholding tax as required by law upon the exercise of an Option under the Plan. Amounts to which the Company is entitled pursuant to Paragraph 11(f) may be paid, at the election of the optionee, either (i) in cash withheld from the employee's salary or other compensation payable by the Company, (ii) with the approval of the Committee, in shares of Common Stock otherwise issuable to the employee upon exercise of an Option that have a Fair Market Value on the date on which the amount of tax to be withheld is determined ("Tax Date") equal to the amount of tax the Company is entitled to withhold, or (iii) cash paid to the Company by the optionee. An optionee's election to have withheld shares of Common Stock that are otherwise issuable shall be in writing, shall be irrevocable upon approval by the Committee, and shall be delivered to the Company prior to the Tax Date with respect to the exercise of an Option.



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     g.  Assignment or Transfer.  Options or other awards granted under the Plan or any rights or interests therein shall not be assignable or transferable by the recipient thereof except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act, or the rules thereunder.

     h. Investment Representation. The Committee may, in its discretion, demand that any employee awarded an Option shall deliver to the Committee at the time of exercise of such Option a written representation that the shares of Common Stock to be acquired upon exercise are to be acquired for investment and not for resale or with a view to the distribution thereof. Upon such demand, delivery of such written representation by the employee prior to the delivery of any shares of Common Stock pursuant to the exercise of his Option shall be a condition precedent to the employee's right to purchase or otherwise acquire such shares of Common Stock by such exercise. The Company is not legally obligated hereunder if fulfillment of its obligations under the Plan would violate federal or state securities laws.

     i. Nature of Benefits. Awards under the Plan, and payments made pursuant thereto, are not a part of salary or base compensation, and will not be considered in determining an employee's benefits or contributions under any retirement plan.

     j. Registration. Management is directed to register stock issued pursuant to this plan with the Securities and Exchange Commission.

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